--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                                January 31, 1998


Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months ended December 31, 1997, as low inflation despite strong economic growth drove Treasury yields lower.

      The economy has shown some signs of slowing, which BlackRock expects may persist as recessions in the emerging Asian economies and Japan will moderate U.S. growth. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      There are exciting developments occurring at BlackRock that we would like to share with you. As you may know, BlackRock was acquired by PNC Bank, N.A. in 1995. In early 1998 the five investment management firms that comprise the PNC Asset Management Group were consolidated under the BlackRock umbrella. This will result in BlackRock Inc. becoming a $100 billion money management firm ranking it among the 25 largest in the country. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.

Sincerely,

/s/Laurence D. Fink                                      /s/Ralph L. Schlosstein
-------------------                                      -----------------------
Laurence D. Fink                                         Ralph L. Schlosstein
Chairman                                                 President

                                                                January 31, 1998


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Advantage Term Trust Inc. ("the Trust") for the year ended December 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BAT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2005 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies. The table below summarizes the performance of the Trust's stock price and NAV over the period:

                        --------------------------------------------------------
                            12/31/97    12/31/96   CHANGE      HIGH     LOW
--------------------------------------------------------------------------------
STOCK PRICE                 $9.375       $8.625    8.70%      $9.437    $8.375
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $10.60       $10.10    4.95%      $10.66    $9.87
--------------------------------------------------------------------------------
10-YEAR TREASURY NOTE         5.74%        6.42%   -68 bp      6.97%     5.70%
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      The U.S. economy exhibited strong growth and low inflation during 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust. The primary inflation indicators, consumer and producer prices, remained dormant throughout the period and unemployment rate remained low. After increasing the Fed Funds Rate to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year, as the combination of slowing domestic growth and the economic turmoil in Asia threatened to exert deflationary pressures on the U.S. economy.

      The positive momentum has continued into the early days of 1998 based, in part, on the possibility of early elimination of the budget deficit and on comments by Fed Chairman Greenspan that deflation was an issue. New home sales recently hit a new cyclical peak, the employment picture remains very strong and consumer confidence and spending remain high. Despite the strong growth, current and future inflation both appear to be controlled.

      The market for mortgage-backed securities (MBS) outperformed U.S. Treasuries for the twelve months ended December 31, 1997. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 9.48% total return versus the 9.20% return of the MERRILL LYNCH 5-7 YEAR TREASURY INDEX. Demand for mortgage securities was largely concentrated in the first half of 1997, when MBS decisively outperformed Treasuries due to low interest rate volatility and relatively stable mortgage prepayment activity. However, mortgage rates fell below the critical 7% threshold toward year-end, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities.

      A three-year trend of positive performance for investment grade corporates ended abruptly in the fourth quarter of 1997 due to the Asian crisis. The financial turmoil in Asia caused a decline in credit quality ratings and created selling pressure for Asian Yankee bonds. Domestic corporate bonds fared better, but the potential for lower corporate earnings and a large influx of new issues into the market caused yields to rise. As a result, corporates underperformed Treasuries in 1997 for only the second time in the past decade. With the U.S. economy remaining firm, domestic corporate bond fundamentals remain fairly positive. At wider spread levels, we see value in higher rated and improving domestic credits.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market strategy and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.

   -----------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
   -----------------------------------------------------------------------------
    COMPOSITION                            DECEMBER 31, 1997 DECEMBER 31, 1996
   -----------------------------------------------------------------------------
     Zero-Coupon Bonds                              39%             33%
   -----------------------------------------------------------------------------
     Corporate Bonds                                12%             16%
   -----------------------------------------------------------------------------
     Mortgage Pass-Throughs                          9%             10%
   -----------------------------------------------------------------------------
     Agency Multiple Class Mortgage
       Pass-Throughs                                 8%             10%
   -----------------------------------------------------------------------------
     U. S. Government Securities                     8%             10%
   -----------------------------------------------------------------------------
     Inverse Floating Rate Mortgages                 7%              0%
   -----------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities           6%              4%
   -----------------------------------------------------------------------------
     Stripped Mortgage-Backed Securities             4%              5%
   -----------------------------------------------------------------------------
     Taxable Municipal Bonds                         4%              5%
   -----------------------------------------------------------------------------
     Non-Agency Multiple Class Mortgage
       Pass-Throughs                                 2%              3%
   -----------------------------------------------------------------------------
     CMO Residuals                                   1%              4%
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                             RATING % OF CORPORATES
                                    --------------------------------------------
           CREDIT RATING            DECEMBER 31, 1997        DECEMBER 31, 1996
   -----------------------------------------------------------------------------
         AA or equivalent                   3%                       0%
   -----------------------------------------------------------------------------
          A or equivalent                  41%                      46%
   -----------------------------------------------------------------------------
         BBB or equivalent                 51%                      54%
   -----------------------------------------------------------------------------
         BB or equivalent                   5%                       0%
   -----------------------------------------------------------------------------


      We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date. Specifically, the Trust has seen a material increase in its investment grade corporate bond allocation over the past year. We believe that the Trust's stake in bullet maturity securities, particularly corporate bonds, will aid the Trust in reaching its target termination value of $10.00 per share while maintaining a relatively stable dividend stream. The Trust has been a net seller of mortgage-backed securities, whose cash flows and maturity dates can change in response to interest rate movements. Mortgage bonds tend to prepay when interest rates fall, which forces the bondholder to reinvest cash flows at lower yields. Conversely, the average maturities of mortgage bonds can extend when interest rates rise.

      We appreciate your investment in The BlackRock Advantage Term Trust Inc. and look forward to managing the fund to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. Additionally, you can reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM

Sincerely,

/s/Robert S. Kapito                       /s/Michael P. Lustig
-------------------                       --------------------

Robert S. Kapito                          Michael P. Lustig
Vice Chairman and Portfolio Manager       Principal and Portfolio Manager
BlackRock Financial Management, Inc.      BlackRock Financial Management, Inc.

  -----------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
  -----------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                    BAT
  -----------------------------------------------------------------------------
   INITIAL OFFERING DATE:                                         APRIL 27, 1990
  -----------------------------------------------------------------------------
   Closing Stock Price as of 12/31/97:                                 $9.375
  -----------------------------------------------------------------------------
   Net Asset Value as of 12/31/97:                                    $10.60
  -----------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/97 ($9.375)1:                6.67%
  -----------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                           $0.052083
  -----------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                        $0.6250
  -----------------------------------------------------------------------------


1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                    VALUE
(UNAUDITED)  (000)              DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS -- 146.7%
                     MORTGAGE PASS-THROUGHS -- 12.4%
                     Federal Home Loan Mortgage
                       Corporation,
         $1,709+       6.50%, 8/01/25 - 11/01/25 ..............   $ 1,688,854
          4,920+       9.50%, 1/01/05, 15 Year ................     5,106,607
            975      Federal Housing Administration,
                       Alzheimer Care Center,
                       8.125%, 12/25/37 .......................     1,045,438
             16      Federal National Mortgage
                       Association,
                       9.50%, 7/01/20 .........................        17,323
                     Government National Mortgage
                       Association,
          3,614+       8.00%, 1/15/26 - 7/15/27 ...............     3,745,847
            855        9.50%, 1/15/17 - 5/15/20 ...............       923,118
                                                                  -----------
                                                                   12,527,187
                                                                  -----------
                     MULTIPLE CLASS MORTGAGE
                     PASS-THROUGHS -- 21.3%
                     Federal Home Loan Mortgage
                       Corporation, Multiclass Mortgage
                       Participation Certificates,
          3,200+       Series 1295, Class 1295-JB,
                         3/15/07 ..............................     2,977,600
          1,414++      Series 1490, Class 1490-SE,
                         4/15/08, (ARM) .......................     1,339,272
            908        Series 1541, Class 1541-TB,
                         7/15/23, (ARM) .......................       786,181
            460        Series 1655, Class 1655-SB,
                         12/15/08, (ARM) ......................       415,610
            433        Series 1666, Class 1666-SB,
                         1/15/24, (ARM) .......................       408,530
                     Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
          3,488        Trust 1992-129, Class 129-J,
                         7/25/20, (ARM) .......................     3,097,763
            259        Trust 1993-59, Class 59-SC,
                         11/25/07, (ARM) ......................       260,845
          1,444        Trust 1993-193, Class 193-E,
                         9/25/23 ..............................       587,592
            191        Trust 1993-193, Class 193-PC,
                         9/25/23 ..............................       180,232
          1,855        Trust 1993-212, Class 212-SA,
                         11/25/08, (ARM) ......................     1,783,012
          1,000        Trust 1994-13, Class 13-SM,
                         2/25/09, (ARM) .......................       915,130
          1,590        Trust 1994-37, Class 37-SC,
                         3/25/24, (ARM) .......................     1,429,090
          4,462+       Trust 1994-72, Class 72-L,
                         4/25/24 ..............................     4,343,254
          2,500        Trust 1997-50, Class 50-HK,
                         8/25/27, (I) .........................       974,219
  A2      2,000      NYC Mortgage Loan Trust,
                        Series 1996, Class A2,
                        6/25/11 ...............................     2,020,000
                                                                  -----------
                                                                   21,518,330
                                                                  -----------
                     COMMERCIAL MORTGAGE-BACKED
                     SECURITIES -- 12.0%
                     Credit Suisse First Boston
                     Mortgage Securities Corporation,
  A       1,000        Series 1995-AEW 1, Class C,
                       7.458%, 11/25/27 ........................     1,012,500
  AAA     8,952        Series 1997, Class C1,
                       6/20/29 (I) .............................     1,011,257
  BBB     1,000      DLJ Mortgage Acceptance
                       Corporation, Series 1997-CF,
                       Class B1, 4/15/07 .......................     1,069,887
  AAA     1,000      Goldman Sachs Mortgage
                       Securities Corporation,
                       Series 1996- PL, Class A2,
                       7.41%, 2/15/27 ...........................    1,047,507
  AAA       909       LTC Commercial Mortgage
                       Corporation, Series 1996-1,
                       Class 1-A,
                       7.06%, 4/15/28 ............................     922,004
                     Merrill Lynch Mortgage Investors
                       Incorporated, Multiclass
                       MORTGAGE PASS-THROUGH
                       Certificates,
  BBB     1,000          Series 1995-C1, Class C,
                         7.93%, 5/25/15 ...........................  1,032,722
  BBB       500          Series 1996-C1, Class D, 7.42%,
                         4/25/28 ..................................    508,120
  AAA    12,000          Series 1997-C2, Class C2,
                         1.29%, 12/10/29, (I/O) ...................    982,500
                     Morgan Stanley Capital 1
                       Incorporated, Commercial
                     Mortgage Pass-Through Certificates
  BBB     1,000        Series 1995-GAL1, Class D,
                       8.25%, 8/15/27 .............................  1,060,778
  AAA     3,651        Series 1997-HF1, Class X,
                       1.98%, 6/15/17, (I/O) ......................    351,605
  AAA     2,635     Sears Mortgage Securities
                      Corporation, Series 1993-7,
                      Class A15,
                      9.41%, 4/25/08, (ARM) .......................  2,555,935

                                              See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                    VALUE
(UNAUDITED)  (000)              DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES -- (CONT'D)
  AAA   $ 500    Structured Asset Securities
                   Corporation, Series 1996-CFL,
                   Class B,
                     6.303%, 2/25/28 .............................. $   496,541
                                                                    -----------
                                                                     12,051,356
                                                                    -----------
                 CORPORATE BONDS -- 18.0%
                 FINANCE & BANKING -- 9.4%
  A3@   1,000    American Savings Bank,
                   6.625%, 2/15/06 ................................   1,001,579
        1,556    Equitable Life Assurance Society
                   USA,
                   Zero Coupon,
                   6/01/98 - 12/01/05 .............................   1,023,223
  Ba1   1,000    Macsaver Financial Services Inc.,
                   7.875%, 8/01/03 ................................     927,236
  Baa1  1,900    PaineWebber Group Inc.,
                   7.875%, 2/15/03 ................................   2,004,386
                 Salomon SmithBarney, Inc.,
  A2    1,000      6.75%, 1/15/06 .................................   1,008,760
  AA      486      7.15%, 3/25/25 .................................     499,276
  A2    1,425      7.98%, 3/01/00 .................................   1,473,550
  A     1,485    Transamerica Finance Corporation,
                   6.75%, 6/01/00 .................................   1,502,538
                                                                    -----------
                                                                      9,440,548
                                                                    -----------
                 INDUSTRIALS -- 3.5%
  BBB-  1,000    Burlington Industries, Inc.,
                   7.25%, 9/15/05 .................................     988,412
  Ba1   1,000@@  Tele-Communications, Inc.,
                   8.25%, 1/15/03 .................................   1,067,890
                 Union Pacific Corp.,
  A3    2,198      Zero Coupon,
                   5/01/98 - 5/01/05 ..............................   1,504,342
                                                                    -----------
                                                                      3,560,644
                                                                    -----------
                 UTILITIES -- 2.1%
  BBB-  1,000    360 Communications Co.,
                   7.50%, 3/01/06 .................................   1,045,910
  Baa3  1,000    NRG Energy, Inc.,
                   7.625%, 2/01/06 ................................   1,045,694
                                                                    -----------
                                                                      2,091,604
                                                                    -----------
                 YANKEE -- 3.0%
  Baa3  1,000    Empresa Electric Guacolda SA,
                   7.95%, 4/30/03 .................................   1,024,689
  Baa1  1,000    Empresa Electric Pehuhuenche,
                   7.30%, 5/01/03 .................................   1,011,590
  A3    1,000    Israel Electric Corp. Ltd.,
                   7.25%, 12/15/06 ................................   1,020,100
                                                                    -----------
                                                                      3,056,379
                                                                    -----------
                 Total Corporate Bonds                               18,149,175
                                                                    -----------
                 ASSET-BACKED SECURITIES -- 1.5%
                 Structured Mortgage Asset
                   Residential Trust,
  AAA     965      1997-3, 8.724%, 4/15/06 ........................     981,609
  AAA     481      1997-4, 7.85%, 9/15/01 .........................     484,192
                                                                    -----------
                                                                      1,465,801
                                                                    -----------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES -- 6.3%
                 Collateralized Mortgage Obligation,
  AAA   1,058    TRUST 26, CLASS A, 4/23/17, (P/O) ................     912,687
  AAA      84      Trust 29, Class A, 5/23/17, (P/O)65,211
                 Federal Home Loan Mortgage
                   Corporation,
        5,614      Series G-25, Class S,
                     8/25/06, (I/O) ...............................     218,600
        2,133      Series 1700, Class 1700-B,
                     7/15/23, (P/O) ...............................   2,058,547
        1,500      Series 1946, Class 1946-N,
                     10/15/08, (P/O) ..............................   1,066,875
        1,500      Series 1946, Class 1946-SN,
                     10/15/08, (I/O) ..............................     368,437
       39,093      Series 1995, Class 1995-SJ,
                     10/15/27, (I/O) ..............................     146,597
                 Federal National Mortgage
                   Association,
        1,406      Trust 1993-225, Class 225-ME,
                     11/25/23, (P/O) ..............................     496,494
          309      Trust 1993-243, Class 243-C,
                     11/25/23, (P/O) ..............................     260,738
          945      Trust 1997-85, Class 85-LE,
                     10/25/23, (P/O) ..............................     747,436
                                                                    -----------
                                                                      6,341,622
                                                                    -----------
                 U.S. GOVERNMENT SECURITIES -- 12.0%
        1,735    Small Business Administration,
                   Participation Certificates,
                   Series 1995-10, Class 10-C,
                     7.35%, 8/01/05 ...............................   1,803,855
       10,000+   U.S. Treasury Notes,
                     6.625%, 3/31/02 ..............................  10,323,400
                                                                    -----------
                                                                     12,127,255
                                                                    -----------

                                              See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*    AMOUNT                                                    VALUE
(UNAUDITED)  (000)              DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------

                      ZERO COUPON BONDS -- 56.5%
                       Aid to Israel,
         $12,407        2/15/05 - 8/15/05 ......................... $ 8,029,078
                              Government Trust Certificates,
           5,220        Class 2F, 5/15/05 .........................   3,401,822
          13,760        Class T-1, 5/15/05 ........................   8,877,814
          22,926++    Resolution Funding Corporation,
                        7/15/05 ...................................  14,765,261
           6,216      Tennessee Valley Authority,
                        11/01/05 ..................................   3,908,870
          18,000++    U.S. Treasury Strips,
                        Zero Coupon, 11/15/05 .....................  11,448,720
          10,000      Vanguard Prime Money Market Strip,
                        12/31/04 ..................................   6,463,000
                                                                    -----------
                                                                     56,894,565
                                                                    -----------
                      TAXABLE MUNICIPAL BONDS -- 6.0%
  AA A     1,000      Alameda County California
                        Pension Obligation,
                        Zero Coupon, 12/01/05 .....................     597,340
  AA A     1,000      Alaska Energy Power Authority Revenue,
                        Zero Coupon, 7/01/05 ......................     715,940
  AA A     1,533      Kern County California
                        Pension Obligation,
                        Zero Coupon, 2/15/98 - 8/15/05 ............   1,041,080
                      Long Beach California
                        Pension Obligation,
  AA A     1,543        Zero Coupon, 3/01/98 - 9/01/05 ............   1,046,346
  AA A       500        7.09%, 9/01/09                                  527,985
                      Los Angeles County California
                        Pension Obligation,
  AA A     1,508        Zero Coupon, 6/30/98 - 6/30/05 ............   1,004,608
  AA A     1,000        8.62%, 6/30/06 ............................   1,150,280
                                                                    -----------
                                                                      6,083,579
                                                                    -----------
                      COLLATERALIZED MORTGAGE
                      OBLIGATION RESIDUAL** -- 0.7%
              10      Federal Home Loan Mortgage
                        Corporation, Multiclass
                        Mortgage Participation Certificates,
                        Series 1035, Class 1035-R,
                        1/15/21 ...................................     751,500
                                                                     ----------
                      Total long-term investments
                        (cost $136,407,221) ....................... 147,910,370
                                                                    -----------
                      SHORT-TERM INVESTMENTS -- 0.5%
                      DISCOUNT NOTES--0.5%
             550      Federal Home Loan Mortgage
                        Corporation,
                        5.75%, 1/02/98
                        (cost $549,908) ...........................     549,908
        CONTRACTS #
        -----------
                      PUT OPTIONS PURCHASED--0.0%
             10       U.S. Treasury Note, 6.625% 5/31/07
                        @ 100 expiring 3/19/98
                        (cost $149,219) ...........................       2,800
                                                                    -----------
                      Total short-term investments
                        (cost $699,127) ...........................     552,708
                                                                    -----------
                     Total investments before investment
                        sold short
                       (cost $137,106,348) ........................ 148,463,078
        PRINCIPAL
         AMOUNT
          (000)      INVESTMENT SOLD SHORT -- (5.2%)
        --------
         $5,000      U.S. Treasury Bonds,
                       6.375%, 8/15/27
                       (proceeds $5,146,680) ......................  (5,273,450)
                                                                    -----------
                     Total investments, net of
                       investment sold
                       short -- 142.0%
                       (cost $131,959,668) ........................ 143,189,628
                     Other liabilities in excess of other
                       assets -- (42.0%) .......................... (42,356,724)
                                                                   ------------
                 NET ASSETS -- 100%                                $100,832,904
                                                                   =============

-----------
   * Using the  higher of  Standard  & Poor's or Moody's  rating.
  ** Illiquid securities representing 3.4% of portfolio assets.
   # One contract equals 100,000 face value.
   + (Partial)  principal  amount pledged as collateral for reverse  repurchase agreements.
  ++ Entire  principal  amount  pledged as  collateral  for reverse  repurchase agreements.
   @ (Partial) principal amount pledged as collateral for futures transactions. @@ Entire principal amount pledged as collateral for futures transactions.

    ------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
      ARM -- Adjustable Rate Mortgage.
        I -- Denotes a CMO with  Interest  only  characteristics.
      I/O --  Interest Only.
      P/O -- Principal Only.
    REMIC -- Real Estate Mortgage Investment Conduit.
   -------------------------------------------------------------------------


                                              See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $137,106,348) (Note 1) .......   $148,463,078
Cash .................................        187,872
Deposits with brokers as
  collateral for Investment sold short
 (Note 1) ............................      5,362,500
Receivable for investments sold ......      1,024,996
Interest receivable ..................        813,452
                                         ------------
                                          155,851,898
                                         ------------
LIABILITIES
Reverse repurchase agreements (Note 4)     48,274,880
Investment sold short, at value
  (proceeds $5,146,680) Note 1) ......      5,273,450
Dividends payable ....................        495,344
Accrued excise tax ...................        148,763
Interest payable .....................        120,397
Payable for investments purchased ....        114,071
Due to broker-variation margin .......         99,637
Advisory fee payable (Note 2) ........         43,034
Administration fee payable (Note 2) ..          8,607
Unrealized depreciation on
  interest rate swaps (Notes 1 and 3)           5,228
Other accrued expenses ...............        435,583
                                         ------------
                                           55,018,994
                                         ------------
NET ASSETS ...........................   $100,832,904
                                         ============
Net assets were comprised of:
  Common stock, at par (Note 5) ......   $     95,107
  Paid-in capital in excess of par ...     87,551,396
                                         ------------
                                           87,646,503
  Undistributed net investment income       3,770,414
  Accumulated net realized loss ......     (1,596,340)
  Net unrealized appreciation ........     11,012,327
                                         ------------
  Net assets, December 31, 1997 ......   $100,832,904
                                         ============
Net asset value per share:
  ($100,832,904 / 9,510,667 shares of
  common stock issued and outstanding)         $10.60
                                               ======



NET INVESTMENT INCOME
Income
Interest earned (including net discount
accretion of $3,770,547 and net of interest
expense of $2,439,318) ...............    $ 8,280,412
                                          -----------
Operating expenses
  Investment advisory ................        489,035
  Reports to shareholders ............        118,000
  Administration .....................         97,759
  Custodian ..........................         30,000
  Transfer agent .....................         25,000
  Audit ..............................         18,000
  Directors ..........................         18,000
  Miscellaneous ......................         65,442
                                          -----------
    Total operating expenses .........        861,236
                                          -----------
Net investment income before excise tax     7,419,176
    Excise tax .......................        136,000
                                          -----------
Net investment income ................      7,283,176
                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ........................      2,519,213
  Futures ............................     (2,277,122)
  Short Sales ........................         16,918
                                          -----------
                                              259,009
                                          -----------
Net change in unrealized appreciation
 (depreciation) on:
  Investments ........................      3,832,487
  Futures ............................       (494,012)
  Short Sales ........................       (126,770)
  Interest RateSwaps .................         (5,228)
                                          -----------
                                            3,206,477
                                          -----------
Net gain on investments ..............      3,465,486
                                          -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ............    $10,748,662
                                          ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
 Cash flows used for operating activities:
  Interest received ...............................   $  6,756,784
  Operating expenses and excise taxes pai .........       (603,107)
  Interest expense paid ...........................     (2,477,233)
  Purchase of short-term
    portfolio investments, net ....................      1,809,988
  Purchase of long-term portfolio
   investments ....................................     65,732,188)
  Proceeds from disposition of long-term
    portfolio investments .........................     47,433,002
  Variation margin on futures .....................     (2,570,666)
                                                      ------------
  Net cash flows used for operating
    activities ....................................    (15,383,420)
                                                      ------------
  Cash flows provided by financing activities:
Increase in reverse repurchase agreements .........     21,342,255
    Cash dividends paid ...........................     (5,943,871)
                                                      ------------
  Net cash flows provided by financing
    activities ....................................     15,398,384
                                                      ------------
  Net increase in cash ............................         14,964
  Cash at beginning of year .......................        172,908
                                                      ------------
  Cash at end of year .............................   $    187,872
                                                      ============
RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO NET
CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations .................................   $ 10,748,662
                                                      ------------
Increase in investments ...........................    (21,153,053)
Net realized gain .................................       (259,009)
Increase in unrealized appreciation ...............     (3,206,477)
Increase in receivable for investments sold .......     (1,024,562)
Increase in interest receivable margin ............        200,468
Increase in deposits with brokers for
  investments sold short ..........................     (5,362,500)
Increase in unrealized depreciation of
  interest rate swap ..............................          5,228
Increase in payable for investments sold ..........      5,273,450
Decrease in interest payable ......................        (37,915)
Decrease in payable for investments purch .........       (769,442)
Increase in accrued expenses and other
  liabilities .....................................        394,129
                                                      ------------
  Total adjustments ...............................    (26,132,082)
                                                      ------------
Net cash flows used for operating activities ......   $(15,383,420)



                                                 YEAR ENDED DECEMBER 31,
                                                 ----------------------
                                                  1997          1996
                                                  -----         -----
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income ...................  $  7,283,176     $  5,415,374
  Net realized gain (loss) on
    investments, short sales
    and futures ...........................       259,009       (3,553,823)
  Net change in unrealized
    appreciation (depreciation)
    on investments, short
    sales, interest rate swaps
    and futures ...........................     3,206,477          387,245
                                             ------------     ------------
  Net increase in net assets
    resulting from operations .............    10,748,662        2,248,796
  Dividends from net investment
    income ................................    (5,943,871)      (5,943,922)
                                             ------------     ------------
    Total increase (decrease) .............     4,804,791       (3,695,126)
NET ASSETS
Beginning of year .........................    96,028,113       99,723,239
                                             ------------     ------------
End of year ...............................  $100,832,904     $ 96,028,113
                                             ============     ============

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------------------
                                                                         1997        1996      1995      1994       1993
                                                                        ------       -----     -----     ----       ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ................................    $ 10.10    $10.49     $ 9.00    $10.73     $10.43
                                                                       -------    ------     ------    ------     ------
   Net investment income (net of $.26, $.22, $.47, $.25,
     and $.16, respectively, of interest expense) .................       0.76       .57        .74       .53        .56
   Net realized and unrealized gain (loss) on securities ..........       0.36      (.33)      1.42     (1.53)       .57
                                                                       -------    ------     ------    ------     ------
Net increase (decrease) from investment operations ................       1.12       .24       2.16     (1.00)      1.13
                                                                       -------    ------     ------    ------     ------
Dividends from net investment income ..............................      (0.62)     (.63)      (.67)     (.73)      (.83)
                                                                       -------    ------     ------    ------     ------
Net asset value, end of year* .....................................    $ 10.60    $10.10     $10.49    $ 9.00     $10.73
                                                                       =======    ======     ======    ======     ======
Market value, end of year* ........................................    $ 9.375    $8.625     $8.625    $ 7.75     $10.75
                                                                       =======    ======     ======    ======     ======
TOTAL INVESTMENT RETURN+: .........................................     15.79%     7.30%     20.31%   (22.16%)     9.33%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses # ..............................................      0.88%     0.91%      1.00%     1.06%      1.07%
Net investment income .............................................      7.47%     5.80%      7.53%     5.38%      5.09%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .................................   $ 97,493   $93,370    $93,044   $92,932   $102,302
Portfolio turnover ................................................        31%       76%        94%      142%        18%
Net assets, end of year (in thousands) ............................   $100,833   $96,028    $99,723   $85,567   $102,094
Reverse repurchase agreements outstanding,
   end of year (in thousands) .....................................   $ 48,275   $26,933    $48,581   $42,176   $ 50,000
Asset coverage++ ..................................................    $ 3,089   $ 4,565    $ 3,053   $ 3,029    $ 3,039

-------------
   * NAV and market value are published in THE WALL STREET JOURNAL each Monday. # The ratios of operating expenses, including interest expense, to average net assets  were  3.39%,  3.06%,  5.86%,  3.59%,  and 2.58%,  for the years indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.52%, 3.52%, 5.97%, 3.66%, and 2.74% for the years indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
     The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The BlackRock Advantage Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or shortly before December 31, 2005 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities, observed in the market and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1997.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute ofCertified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, CapitalGain, and
Return ofCapital Distributions by InvestmentCompanies.The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $136,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business and an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets through December 31, 2000 and 0.08% from January 1, 2001 to the termination or liquidation of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1997 aggregated $64,962,746 and $42,819,998, respectively.

   The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1997, the Trust held 3.4% of its portfolio assets in illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at December 31, 1997 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $11,337,458 (gross unrealized appreciation-$11,719,273; gross unrealized depreciation-$381,815).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1997 of approximately $3,638,600, of which $36,900 expires in 2001, $3,385,900 expires in 2004 and $215,800 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   During the year ended December 31, 1997, the Trust entered into financial futures contracts. Details of the open contracts at December 31, 1997 are as follows:

                                       VALUE AT      VALUE AT
 NUMBER OF                 EXPIRATION    TRADE      DECEMBER 31,    UNREALIZED
 CONTRACTS     TYPE          DATE         DATE          1997        DEPRECIATION
----------    -----         --------     -------   -------------   -------------
           SHORT POSITIONS
 100        30-yr. T-bond   Mar 1998  $12,046,875   $11,899,550      $(147,325)
 129        10-yr. T-note   Mar 1998   14,468,156    14,403,076        (65,080)
                                                                     ---------
                                                                     $(212,405)
                                                                     =========

   The Trust entered into two interest rate swaps. Under the first interest rate swap, the Trust pays the fixed rate and receives the floating rate based on the notional amount. Under the second interest rate swap, the Trust pays the floating rate and receives the fixed rate based on the notional amounts. Details of open interest rate swaps at December 31, 1997 are as follows:

 NOTIONAL                                                          UNREALIZED
  AMOUNT                  FIXED                    TERMINATION    APPRECIATION
  (000)       TYPE        RATE      FLOATING RATE      DATE       (DEPRECIATION)
----------   -----        -----     -------------  -----------    --------------
$(25,000)  Interest Rate  6.421%    3 month LIBOR   07/27/01        $ (215,010)
  36,375   Interest Rate  6.365%    3 month LIBOR   07/27/00           209,782
                                                                    ----------
                                                                    $   (5,228)
                                                                    ==========

NOTE 4. BORROWINGS
REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was approximately $42,135,626 at a weighted average interest rate of approximately 5.60%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1997 was $49,303,184 as of July 31, 1997 which was 33.2% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended December 31, 1997.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 9,510,667 shares outstanding at December 31, 1997, the Adviser owned 10,667 shares.

--------------------------------------------------------------------------------
                    THE BLACKROCK ADVANTAGE TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Advantage Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Advantage Term Trust Inc., including the portfolio of investments, as of December 31, 1997, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Advantage Term Trust Inc. as of December 31, 1997, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche, LLP
-------------------------
Deloitte & Touche, LLP

New York, New York
February 13, 1998

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1997.

      During the fiscal year ended December 31, 1997, the Trust paid aggregate dividends of $0.6250 per share from net investment income. For federal income tax purposes, the aggregate of any dividends from net investment income and short-term capital gains distributions you received are reportable in your 1997 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1998.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2005 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $55 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33 1/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S  SHARES  PURCHASED  AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
  BACKED SECURITIES (ARMS):   Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMOS):         Mortgage-backed securities which separate mortgage
                              pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     This  is  income  generated  by  securities  in  a
                              portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE
MORTGAGES:                    Mortgage  instruments  with coupons that adjust at
                              periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY
 SECURITIES (I/O):            Mortgage securities that receive only the interest
                              cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.


MULTIPLE-CLASS PASS-THROUGHS: Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PRINCIPAL-ONLY
 SECURITIES (P/O):            Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as a strip.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
 AGREEMENTS:                  In a reverse repurchase agreement, the Trust sells
                              securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIP MORTGAGE-BACKED
  SECURITIES:                 Arrangements   in  which  a  pool  of   assets  is
                              separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                             STOCK    MATURITY
PERPETUAL TRUSTS                                             SYMBOL     DATE
                                                             ------    ------
The BlackRock Income Trust Inc. ..........................     BKT       N/A
The BlackRock North American Government
Income Trust Inc. ........................................     BNA       N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. .......................     BBT       12/98
The BlackRock 1999 Term Trust Inc. .......................     BNN       12/99
The BlackRock Target Term Trust Inc. .....................     BTT       12/00
The BlackRock 2001 Term Trust Inc. .......................     BLK       06/01
The BlackRock Strategic Term Trust Inc. ..................     BGT       12/02
The BlackRock Investment Quality Term Trust Inc. .........     BQT       12/04
The BlackRock Advantage Term Trust Inc. ..................     BAT       12/05
The BlackRock Broad Investment Grade
   2009 Term Trust Inc. ..................................     BCT       12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------


                                                             STOCK    MATURITY
PERPETUAL TRUSTS                                             SYMBOL     DATE
                                                             ------   --------
The BlackRock Investment Quality
  Municipal Trust Inc. ..................................      BKN       N/A
The BlackRock California Investment
  Quality Municipal Trust Inc. ..........................      RAA       N/A
The BlackRock Florida Investment Quality
  Municipal Trust .......................................      RFA       N/A
The BlackRock New Jersey Investment
  Quality Municipal Trust Inc. ..........................      RNJ       N/A
The BlackRock New York Investment Quality
  Municipal Trust Inc. ..................................      RNY       N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. ..........      BMN       12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ....      BRM       12/08
The BlackRock California Insured
  Municipal 2008 Term Trust Inc. ........................      BFC       12/08
The BlackRock Florida Insured Municipal
  2008 Term Trust .......................................      BRF       12/08
The BlackRock New York Insured Municipal
  2008 Term Trust Inc. ..................................      BLN       12/08
The BlackRock Insured Municipal Term Trust Inc. .........      BMT       12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                       BLACKROCKFINANCIAL MANAGMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $55 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 125 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.


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====================
BlackRock
====================

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


                   This report is for shareholder information.
                    This is not a prospectus intended for use
                   in the purchase or sale of any securities.



                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM



Printed on recycled paper

====================
    BlackRock
====================
The
Advantage
Term Trust Inc.
====================
Annual Report
December 31, 1997


09247-A10 1